UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2010

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-32432 333-88168	30-0041666 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Syniverse Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 6, 2010, in Tampa, Florida. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

1.	Votes regarding the election of the persons named below as Directors for a term expiring in 2011 were as follows:

Name	Votes For	Votes Withheld
Robert J. Marino	56,893,587	3,737,934
Tony G. Holcombe	56,910,515	3,721,006
Jason Few	56,910,491	3,721,030
Robert J. Gerrard, Jr.	56,890,194	3,741,327
James B. Lipham	56,910,165	3,721,356
Wendy J. Murdock	56,921,013	3,710,508
Jack Pearlstein	56,910,600	3,720,921
Timothy A. Samples	54,965,590	5,665,931
Fritz E. von Mering	56,910,064	3,721,457

2.	Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2010 were as follows:

Votes For	Votes Against	Votes Abstain
63,217,022	157,696	69,253

3.	Votes on a proposal to approve an amendment to the Syniverse Holdings, Inc. 2006 Employee Stock Purchase Plan were as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
60,303,491	268,406	59,624	2,812,450

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: May 7, 2010

SYNIVERSE HOLDINGS, INC.
(Registrant)

By:	/s/ Laura Binion
	Name:	Laura Binion
	Title:	General Counsel

SYNIVERSE TECHNOLOGIES, INC. (Registrant)

By:	/s/ Laura Binion
	Name:	Laura Binion
	Title:	General Counsel